UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 23, 2024

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2024, EVERTEC, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on and approved three proposals presented at the Annual Meeting, each of which is described in more detail in the Company’s Proxy Statement, as supplemented.

At the close of business on March 28, 2024, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 64,408,959 shares of the Company’s common stock, $0.01 par value per share, each share being entitled to one vote, constituting all of the outstanding voting securities of the Company.

Present at the Annual Meeting in person or by proxy were the holders of 60,625,960 shares of the Company’s common stock, constituting a quorum. The final voting results were as follows:

Proposal 1: Election of directors.

Name	For	Against	Abstain	Broker Non-Votes
Frank G. D’Angelo	46,632,342	12,516,898	455,603	1,021,117
Morgan M. Schuessler, Jr.	58,713,936	429,558	461,349	1,021,117
Kelly Barrett	47,762,012	11,374,821	468,010	1,021,117
Olga Botero	59,028,908	119,985	455,950	1,021,117
Virginia Gambale	55,868,934	3,256,100	479,809	1,021,117
Jorge A. Junquera	58,204,150	909,403	491,290	1,021,117
Iván Pagán	59,031,208	93,995	479,640	1,021,117
Aldo J. Polak	47,881,529	11,241,546	481,768	1,021,117
Alan H. Schumacher	57,983,743	1,129,294	491,806	1,021,117
Brian J. Smith	47,278,676	11,844,542	481,625	1,021,117

Proposal 2: Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
37,056,829	22,050,462	497,552	1,021,117

Proposal 3: Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

For	Against	Abstain
59,585,007	580,411	460,542

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: May 28, 2024	By:	/s/ Luis A. Rodríguez
Luis A. Rodríguez
Executive Vice President, Chief Legal and Administrative Officer, and Secretary of the Board of Directors